UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2020

VISA INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-33977	26-0267673
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 8999
San Francisco,
California	94128-8999
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 432-3200

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Class A common stock, par value $0.0001 per share	V	New York Stock Exchange
(Title of each Class)	(Trading Symbol)	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure.

Visa continues to actively monitor the COVID-19 impact globally. Our top priority remains our employees, clients and the communities in which we live and operate. Since our earnings release on April 30, 2020, we have seen some countries begin to relax shelter-in-place restrictions and many countries are showing spending improvement.
In May, total U.S. payments volume declined 5% year-over-year, a 13 percentage point (ppt) improvement over April. Debit grew 12% and credit declined 21% year-over-year in May, a 17 ppt and 9 ppt improvement over April, respectively. The continued distribution of Economic Impact Payments and the relaxing of shelter-in-place restrictions in a number of states are driving these trends.
International markets are at various stages of reopening and recovery. In aggregate, recovery in international markets in which we process the majority of transactions lagged the U.S. in May. Across most of Europe, as well as Australia, Canada and Japan, the trajectory so far is comparable to the U.S. India and Singapore are slowly reopening. A few markets, such as New Zealand, Denmark and Chile, have positive year-over-year constant dollar growth in May.
Global processed transactions declined 12% in May, a 12 ppt improvement over April. Since April, the mix has shifted to larger ticket transactions.
Cross-border volumes excluding intra-Europe transactions declined 45% in May, a 6 ppt improvement over April. As we have indicated before, cross-border volumes excluding intra-Europe transactions drive our international transaction revenues. Travel related cross-border volumes (card present and card not present) declined 78% in May while cross-border eCommerce (excluding travel) continued to grow strongly, up 18%. Cross-border volumes including intra-Europe transactions declined 35% in May, an 8 ppt improvement over April.

The table below shows the increase / (decrease) in certain key metrics against the comparable 2019 periods for April, May, and quarter-to-date (April 1 - May 31, 2020):

Year-over-Year Increase / (Decrease)	April	May	Quarter-to-Date
U.S. Payments Volume	(18%)	(5%)	(11%)
Credit	(30%)	(21%)	(25%)
Debit	(5%)	12%	4%
Processed Transactions	(24%)	(12%)	(18%)
Cross-Border Volume Excluding Intra-Europe Transactions*	(51%)	(45%)	(48%)
Cross-Border Volume Including Intra-Europe Transactions*	(43%)	(35%)	(39%)
*In constant dollars

The table below shows the May year-over-year performance in certain U.S. payments volume categories:

Growing 20%+	Growing 0-20%	Declining 0-20%	Declining 20-40%	Declining 40%+
Food & Drugstores Home Improvement Retail Services	Automotive Retail Goods Telecom & Utilities	Business Supplies Department Stores Education & Gov't Healthcare	Restaurant & QSR	Entertainment Fuel Travel*
*Travel declined more than 70% in May year-over-year

Charts that follow provide growth trends against the comparable 2019 periods by week in March, April and May for U.S. payments volumes, processed transactions and cross-border volumes:

The foregoing information is preliminary in nature and has not been audited or reviewed by our auditors and is subject to change.
All information in Item 7.01 is furnished but not filed and shall not be deemed to be incorporated by reference into any of Visa’s filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 except to the extent otherwise set forth therein.

Forward-Looking Statements
This current report contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 that relate to, among other things, the impact on our underlying business drivers and other volume and transaction trends as a result of COVID-19, our future operations, prospects, developments, strategies and business growth. Forward-looking statements generally are identified by words such as “anticipates,” “estimates,” “expects,” “intends,” “may,” “projects,” “outlook,” “could,” “should,” “will,” “continue” and other similar expressions. All statements other than statements of historical fact could be forward-looking statements, which speak only as of the date they are made, are not guarantees of future performance and are subject to certain risks, uncertainties and other factors, many of which are beyond our control and are difficult to predict. Actual results could differ materially from those expressed in, or implied by, our forward-looking statements due to a variety of factors, including, but not limited to:

•	impact of global economic, political, market, health and social events or conditions, including the impact of COVID-19;

•	increased oversight and regulation of the global payments industry and our business;

•	impact of government-imposed restrictions on international payment systems;

•	outcome of tax, litigation and governmental investigation matters;

•	increasingly intense competition in the payments industry, including competition for our clients and merchants;

•	proliferation and continuous evolution of new technologies and business models;

•	our ability to maintain relationships with our clients, merchants and other third parties;

•	brand or reputational damage;

•	management changes;

•	exposure to loss or illiquidity due to settlement guarantees;

•	uncertainty surrounding the impact of the United Kingdom's withdrawal from the European Union;

•	a disruption, failure, breach or cyber-attack of our networks or systems;

•	risks, uncertainties and the failure to achieve the anticipated benefits with respect to our acquisitions and other strategic investments; and

•
other factors described in our filings with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended September 30, 2019, and our subsequent reports on Forms 10-Q and 8-K.

Except as required by law, we do not intend to update or revise any forward-looking statements as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISA INC.

Date: June 1, 2020	By:	/s/ Vasant M. Prabhu
Vasant M. Prabhu Vice Chairman and Chief Financial Officer